Exhibit 10.4
ADDITIONAL SECURED DEBT DESIGNATION
     Reference is made to the Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.
     The undersigned, the duly appointed Chief Financial Officer of the Company hereby certifies on behalf of the Company that:
     The Company intends to incur additional Secured Debt (“Additional Secured Debt”) which will be Parity Lien Debt permitted by each applicable Secured Debt Document to be secured by a Parity Lien Equally and Ratably with all existing and future Parity Lien Debt;
     The Additional Secured Debt is permitted to be incurred and secured Equally and Ratably by a Parity Lien under each applicable Secured Debt Document;
     The name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.7 of the Collateral Trust Agreement is:
The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway N.
Jacksonville, FL 32256
Telephone: 904-998-4778
Fax: 904-645-1921
     The Company has caused a copy of this Additional Secured Debt Designation to be delivered to each existing Secured Debt Representative; and
     The Company and each Guarantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the
Terremark
Additional Secured Debt Designation
Additional First Lien Notes

Security Documents, including, without limitation, the applicable Required Mortgage Amendment Deliverables (as defined in the Mortgage); provided that, with respect to the issuance of the Additional Notes, the Company and the Guarantors shall use their reasonable best efforts to have all necessary actions taken promptly following the date of the issuance of such Additional Notes to amend the relevant Security Documents governing the Mortgages and the pledge agreements governing the Company’s foreign subsidiaries to reflect the issuance of the Additional Notes, such actions to be completed no later than 60 days thereafter.
[Signature Pages Follow]
Terremark
Additional Secured Debt Designation
Additional First Lien Notes

     IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of April 28, 2010.

TERREMARK WORLDWIDE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

[Signature Page]
Terremark
Additional Secured Debt Designation
Additional First Lien Notes

ACKNOWLEDGEMENT OF RECEIPT
The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Paul O’Brien
	Name:	Paul O’Brien
	Title:	Vice President

By:	/s/ Rick Barnes
	Name:	Rick Barnes
	Title:	Vice President

[Signature Page]
Terremark
Additional Secured Debt Designation
Additional First Lien Notes